Orbitex Group of Funds
                       Supplement Dated October 17, 1997
                     to Prospectus Dated September 30, 1997

The "How to Purchase Shares," "How to Redeem Shares" and "Shareholder Services" sections of the Prospectus are revised to reflect the following change of address for correspondence with the Trust: P.O. Box 8069, Boston, MA 02266-8069.